UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2020
VIACOMCBS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	VIACA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	VIAC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the items presented at ViacomCBS Inc.’s (“ViacomCBS” or the “Company”) Annual Meeting of Stockholders held on May 18, 2020, as certified by the Company’s independent inspector of election, are set forth below.
Each of the directors nominated pursuant to Item 1, and each of Items 2 and 3, received the affirmative vote of the holders of a majority of the aggregate voting power of the ViacomCBS Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore approved pursuant to the Company’s Amended and Restated Bylaws.
A total of 51,083,920 shares of Class A Common Stock, representing approximately 97.73% of the Class A shares outstanding on the record date, were represented at the Annual Meeting.

1.	Election of Directors

	For	Against	Abstentions	Broker Non-Votes
Robert M. Bakish	48,872,454	87,898	18,947	2,104,621
Candace K. Beinecke	48,636,825	325,194	17,280	2,104,621
Barbara M. Byrne	48,808,352	153,344	17,603	2,104,621
Brian Goldner	48,669,830	290,378	19,091	2,104,621
Linda M. Griego	48,632,063	329,531	17,705	2,104,621
Robert N. Klieger	48,834,596	126,056	18,647	2,104,621
Judith A. McHale	48,879,067	82,311	17,921	2,104,621
Ronald L. Nelson	48,863,512	97,070	18,717	2,104,621
Charles E. Phillips, Jr.	48,667,142	293,578	18,579	2,104,621
Shari E. Redstone	48,719,221	184,243	75,835	2,104,621
Susan Schuman	48,647,667	313,247	18,385	2,104,621
Nicole Seligman	48,671,804	289,887	17,608	2,104,621
Frederick O. Terrell	48,797,851	161,747	19,701	2,104,621

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for fiscal year 2020:

For	Against	Abstentions
50,888,058	161,980	33,882

3.	Advisory vote to approve the Company's named executive officer compensation:

For	Against	Abstentions	Broker Non-Votes
46,688,738	2,249,542	41,019	2,104,621

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOMCBS INC.

By:	/s/ Christa A. D'Alimonte
	Name:	Christa A. D'Alimonte
	Title:	Executive Vice President,
General Counsel and Secretary

Date: May 20, 2020